John F. Reader, P.Eng.

Manager, Business Development & New Ventures

Direct: 403-537-3258

E-Mail: jreader@jedoil.com

February 14, 2005

VIA E-MAIL AND FAX

Mr. Clark Crawford

Northern Energy Corp.

1002 East Central Avenue

Bismark, North Dakota

USA  58502 - 2283

,

I am writing on behalf of JMG Exploration Inc (JMG).  This letter is to confirm our understanding of the agreement between JMG and yourself, and reflects our discussions of December and the first week of January, 2005.

1.

JMG agrees to acquire your existing leases in the vicinity of T163N-R97W in Divide County, North Dakota (as more fully described on the attachment).

2.

JMG also agrees to acquire any additional leases that can be completed by December 31, 2004, up to a total maximum (existing and new) of 7,000 net acres at a cost of $200/acre.

3.

Lease terms on existing leases are to be a typical over-riding royalty spread between 81% N.R.I. and freehold royalty.

4.

Future lease acquisitions after December 31, 2004 or beyond the 7000 net acre limit, to be at cost, with a 3% over-riding royalty, not to exceed 20% when combined with lessor royalty.

5.

JMG will pay the cost of leasing at a typical day rate for the leasing agent.

6.

The area of interest in which new lease acquisition shall take place, is described by the rectangle formed by the southeast corner of Section 20, T163N-R96W, and the northwest corner of the fractional Section 30, T164N-R97W at the Canadian border.

Please execute below and return a copy to me to indicate your agreement.

JMG EXPLORATION INC.

John F Reader

attachment

AGREE TO AND ACCEPTED this 10th day of January, 2005

NORTHERN ENERGY CORP.

_______________________

Clark Crawford, President

2600, 500 – 4th Ave. S.W.   Calgary, Alberta T2P 2V6   Tel: (403) 537-3250  Fax: (403) 294-1197    www.jedoil.com

●  Page 2

February 14, 2005

Attachment to Letter to Northern Energy Corp.

December 20, 2004

Existing Lease Descriptions (Gross)

(Subject to title review)

T163N – R96W

Sections

South ½

 5

South ½

             6

Southeast  ¼                7

South  ½                      8

Northwest  ¼             17

South ½                     17

Southwest  ¼             31

T163N – R97W

South  ½

 1

 2

 3

North ½

 4

Southeast ¼

 4

Northeast ¼

 9

North

½

10

Southeast ¼

10

Southwest ¼

11

North ½

11

North ½

12

Southeast ¼

13

Southwest Frac.

13

Southeast Frac.

14

Southwest ¼

14

Southeast ¼

15

West ¼

23

T164N – R97W

Frac.

26

Frac.

27

South ½ Frac.

34

35

T162N – R96W

Northwest ¼

 6